UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Information Required In Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant To Section 14(a) Of The Securities Exchange Act Of 1934

(Amendment No.  )

Filed by the Registrant     ☐

Filed by a Party other than the Registrant    ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐            Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐            Definitive Proxy Statement

☐            Definitive Additional Materials

☒           Soliciting Material Under Rule 14a-12

THE STEAK N SHAKE COMPANY
(Name of Registrant as Specified in Its Charter)

THE LION FUND L.P.
BIGLARI CAPITAL CORP.
WESTERN SIZZLIN CORP.
WESTERN ACQUISITIONS L.P.
WESTERN INVESTMENTS INC.
SARDAR BIGLARI
PHILIP L. COOLEY
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒            No fee required.

☐             Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐            Fee paid previously with preliminary materials:

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

The Lion Fund L.P. (“Lion Fund”) and Western Sizzlin Corp. (“Western Sizzlin”), together with the other participants named herein, are filing materials contained in this Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the anticipated solicitation of proxies for the election of two nominees as directors at the next annual meeting of stockholders (the “Annual Meeting”) of The Steak N Shake Company.  Lion Fund and Western Sizzlin have not yet filed a proxy statement with the SEC with regard to the Annual Meeting.

Item 1: The following materials were posted to http://www.enhancesteaknshake.com:

* * * *

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BARRON'S
August 27, 2007

Welcome

We have created this website to communicate our intentions to shareholders of The Steak n Shake Company. We represent a group (composed of The Lion Fund, L.P., Biglari Capital Corp., Western Sizzlin Corp., Western Acquisitions L.P., Western Investments Inc., Sardar Biglari, and Philip L. Cooley) that beneficially owns approximately 7% of Steak n Shake's outstanding common stock. At the next annual meeting, we will attempt to elect to the board two nominees: Sardar Biglari and Philip L. Cooley. Our two nominees would replace incumbents who we believe have failed to create value for shareholders. The website features **letters** written by Mr. Biglari to shareholders of Steak n Shake and **SEC filings** by the group, among other relevant information.

The current directors have been given their opportunity to perform, but we believe they have faltered in their duty to shareholders. Plainly, it is time for change in the board room. We encourage you to review the site thoroughly and regularly to remain informed.

Copyright 2007 The Lion Fund, L.P. / Western Sizzlin Corp. / Western Acquisitions L.P. | Terms and Conditions | Privacy Policy | Contact Us

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Copyright 2007 The Lion Fund, L.P. / Western Sizzlin Corp. / Western Acquisitions L.P. | Terms and Conditions | Privacy Policy | Contact Us

THE LION FUND, L.P.

9311 SAN PEDRO AVENUE, SUITE 1440
SAN ANTONIO, TEXAS 78216

TELEPHONE (210) 344-3400

FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

October 1, 2007

Dear Fellow Shareholders:

The group I represent, composed of The Lion Fund, L.P. and Western Sizzlin Corp. together with certain of their affiliates, is one of the largest stockholders of The Steak n Shake Company. As owners of 7% of the corporation, we naturally are deeply concerned about its mismanagement by the present board of directors. Under the current board’s watch, shareholder value has been significantly diminished. Time has long since passed to add new board members who aspire to create value for all shareholders — and to do so with a sense of urgency. Our aim was to join the board without the distraction of a potentially contentious and expensive proxy fight. However, our efforts to discuss representation with the board have been fruitless. We are therefore appealing to you the shareholders, the true owners of Steak n Shake, to assert your dissatisfaction.

In our opinion, the optimal avenue to achieve good corporate governance and enhance long-term value is to place shareholders with substantial holdings on the board to ensure the proper coalescence of interests between the board and shareholders. We own more stock than all the directors and officers of the company combined and thus justifiably look askance at the troublesome turn Steak n Shake’s top leadership has persisted in taking. We believe a board of directors should participate in the future of its company by making considerable financial commitments on the same basis as other shareholders do, not simply through stock options or other stock grants.

We are disturbed by the present direction of The Steak n Shake Company as exemplified by its failed vision, failed strategy, failed execution, and failed board. The amalgam of poor corporate governance, lack of strategic direction, and deteriorating operating and financial performance has led to dismal shareholder returns. To illustrate the mismanagement, corporate general and administrative (“G&A”) costs over the last five years have escalated from approximately $98,000 per company-owned store to roughly $125,000 per unit. Just returning to past G&A levels — on a per unit basis — would save the company around $12 million annually. Clearly, the board has exhibited a lack of discipline about expenses and capital allocation, thereby damaging shareholder value. Yet G&A overspending is only one symptom of the firm’s myriad problems that must be confronted and corrected.

Needless to say, we are disenchanted by both the recent and long-term performance of the company. We are not alone; other shareholders have expressed to us a similar degree of disappointment. Consequently, we believe that now is a critical period for the company, so critical it warrants change of board leadership.

Towards that end, our group has nominated Dr. Philip L. Cooley — Lion Fund director and Western Sizzlin’s Vice Chairman — and me for election to Steak n Shake’s board at the next annual shareholders’ meeting to be held in 2008. We have chosen a pro-active approach because we see opportunities to create tremendous value. We are convinced the company has not yet attained its full potential. But to reach that potential requires forward-looking leadership. Phil and I have the experience to serve knowledgeably and impartially. Because we are tenacious by nature, we would commit ourselves for the long term and would work tirelessly to ensure that the board explores all paths to maximize shareholder value.

Over the coming months we will be communicating with you regarding details of our ideas to improve Steak n Shake. Our recently launched web site, www.enhancesteaknshake.com, will be the primary channel over which we will impart information on vital matters. I will also be writing you directly. Our principle is to tell you the facts that we would want to know if our roles were reversed. We encourage shareholders to visit our web site regularly and to share their thoughts with us about Steak n Shake.

We look forward to serving your best interests.

                                                                                                               Sincerely,

                                                                                                               /s/ Sardar Biglari

                                                                                                               Sardar Biglari

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

THIS COMMUNICATION IS NOT A SOLICITATION OF A PROXY WHICH MAY BE DONE ONLY PURSUANT TO A DEFINITIVE PROXY STATEMENT. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE LION FUND, L.P. ("LION FUND"), BIGLARI CAPITAL CORP. ("BCC"), WESTERN SIZZLIN CORP. ("WSC"), WESTERN ACQUISITIONS L.P. ("WAL"), WESTERN INVESTMENTS, INC. ("WII"), SARDAR BIGLARI AND PHILIP L. COOLEY, FROM THE STOCKHOLDERS OF THE STEAK N SHAKE COMPANY, FOR USE AT ITS NEXT ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE STEAK N SHAKE COMPANY AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS WILL BE PROVIDED WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO OUR PROXY SOLICITOR, MORROW & CO., INC. AT ITS TOLL-FREE NUMBER (800) 607-0088. THE PARTICIPANTS IN THE PROXY SOLICITATION ARE ANTICIPATED TO BE LION FUND, BCC, WSC, WAL, WII, SARDAR BIGLARI AND PHILIP L. COOLEY (THE "PARTICIPANTS"). INFORMATION REGARDING THE PARTICIPANTS, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE SCHEDULE 13D FILED BY THEM WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 17, 2007 WITH RESPECT TO THE STEAK N SHAKE COMPANY, AS AMENDED. THAT SCHEDULE 13D, AS AMENDED, IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. AS OF SEPTEMBER 28, 2007, EACH OF THE PARTICIPANTS MAY BE DEEMED TO BENEFICIALLY OWN 2,071,945 SHARES OF COMMON STOCK OF THE STEAK N SHAKE COMPANY, CONSISTING OF THE FOLLOWING: (1) 929,200 SHARES HELD DIRECTLY BY LION FUND AND 20,000 SHARES UNDERLYING AMERICAN-STYLE CALL OPTIONS HELD DIRECLTY BY LION FUND, (2) 561,100 SHARES UNDERLYING AMERICAN-STYLE CALL OPTIONS HELD DIRECLTY BY WSC, (3) 555,345 SHARES HELD DIRECTLY BY WAL, (4) 4,300 SHARES HELD DIRECTLY BY PHILIP L. COOLEY, (5) 2,000 SHARES HELD DIRECTLY BY PHILIP L. COOLEY'S SPOUSE. EACH OF THE PARTICIPANTS DISCLAIMS BENEFICIAL OWNERSHIP OF SUCH SHARES EXCEPT TO THE EXTENT OF HIS/ITS PECUNIARY INTEREST THEREIN.

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Filing	Form Type	Filing Date
[pdf] [html]	SC 13D/A	09/10/2007
[pdf] [html]	SC 13D	08/17/2007

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Our Nominees

Sardar Biglari is the Chairman and Chief Executive Officer of Biglari Capital Corp., the general partner of The Lion Fund, L.P., a private investment fund, since its inception in 2000. He has also served as the Chairman of the Board of Western Sizzlin Corp., a steak and buffet restaurant chain operating and franchising in approximately 125 locations, since March 2006 and as its Chief Executive Officer and President since May 2007. In 1996, Mr. Biglari founded INTX. Networking, LLC, an internet service provider sold to Internet America, Inc. in 1999. Mr. Biglari is a member of the CFA Institute and CFA Society of San Antonio and is a director of Consumer Credit Counseling Service of Greater San Antonio and the CFA Society of San Antonio. He earned a Bachelor of Science degree with a concentration in finance and international business from Trinity University.

Philip L. Cooley is an advisory director of Biglari Capital Corp., the general partner of The Lion Fund, L.P., a private investment fund, since 2000. He has served as Vice Chairman of the Board of Western Sizzlin Corp., a steak and buffet restaurant chain operating and franchising in approximately 125 locations, since March 2006. Dr. Cooley has been the Prassel Distinguished Professor of Business at Trinity University, San Antonio, Texas, since 1985. Previously, he taught at the University of South Carolina for 12 years and served on the faculties of the U.S. Armed Forces Institute and the Far-East Division of the University of Maryland. Dr. Cooley is a director of the Consumer Credit Counseling Service of Greater San Antonio and the Credit Research Center at Georgetown University. He serves on the board of trustees of the Financial Management Association and the Eastern Finance Association. Dr. Cooley holds a Ph.D. from Ohio State University, an MBA from the University of Hawaii and a BME from the General Motors Institute.

The Lion Fund, L.P., Western Sizzlin Corp., Western Acquisitions L.P., Western Investments Inc., Biglari Capital Corp., Sardar Biglari and Philip Cooley as a group are beneficial owners of an aggregate of approximately 7% of the common stock of Steak n Shake Co. At the next annual meeting, the group intends to conduct a proxy solicitation to elect two nominees, Sardar Biglari and Philip Cooley, to Steak n Shake's ten-member Board of Directors.

The Lion Fund, L.P. is an investment limited partnership engaged in a number of diverse investment activities. Sardar Biglari, Chairman and Chief Executive Officer, makes all investment decisions for The Lion Fund through the General Partner, Biglari Capital Corp.

Western Sizzlin Corp. is a steak and buffet restaurant chain operating and franchising in approximately 125 locations. Sardar Biglari is Chairman of the Board and Dr. Philip L. Cooley is Vice Chairman. All investment and capital allocation decisions are made for the Company by Mr. Biglari.

Western Acquisitions L.P. is a private investment partnership. Western Investments Inc., a wholly owned subsidiary of Western Sizzlin Corp., is the General Partner of Western Acquisitions L.P. Sardar Biglari, as Chairman and Chief Executive Officer of Western Investments Inc., makes all investment decisions for Western Acquisitions L.P.

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BARRON'S
THE DOW JONES BUSINESS AND FINANCIAL WEEKLY www.barrons.com AUGUST 27, 2007

13D Filings

13Ds are supposed to be filed within 10 days of an entity's attaining more than 5% of any class of a company's securities. Subsequent changes must be reported on amended filings. This material is from filings released by the SEC from Aug. 16 through 22. Source: Dow Jones Corporate Filings Alert

The Activist Spotlight

Steak n Shake (ticker: SNS)
Business: Operates restaurants
Stock-Market Value: $441 mil

What's Happening: On Aug. 13, **Sardar Biglari**, general partner of the **Lion Fund**, and **Philip L. Cooley**, director of that fund, met with Steak n Shake officials, including **Chairman Alan B. Gilman, to** discuss the company's business, operations and plans. Biglari requested representation on the board. On Aug. 16, the Lion Fund delivered a letter to the company, nominating Biglari and Cooley for election at the 2008 annual meeting.

Key Numbers:

2: The number of restaurant compa nies in which the Lion Fund has previ ously filed 13Ds.
84.7%: The fund's average return on those filings (76.5%, 92.8%).
16.8%: The average return for the S&P 500 in the same spans.

Behind the Scenes: Lion Fund has filed only two 13Ds prior to this one, both on restaurant operators. In each, it first attempted to gain board seats at the invitation of management.

In one of the filings, management reduced the size of the board and appointed Lion Fund directors, giving the fund a majority of the board (Lion was a 34% stockholder).

In the other filing, Lion Fund sought to place two directors on a six-person board, and turned down management's offer for one director with certain standstill requirements. That led to a proxy fight that hasn't been concluded, due to an intervening agreement with **Sun Capital** to acquire the company (Lion Fund supports the Sun transaction).

Lion Fund owns 1.66 million shares, or 5.8%, of Steak n Shake, which certainly could use some experienced directors. On Aug. 13, **Peter Dunn**, its president and CEO for the past five years, said he had decided to resign as an officer and director, effective immediately, to pursue other interests.

THE PUBLISHER'S SALE OF THIS REPRINT DOES NOT CONSTITUTE OR IMPLY ANY ENDORSEMENT OR SPONSORSHIP OF ANY PRODUCT, SERVICE, COMPANY OR ORGANIZATION.
Custom Reprints (609)520-4331 P.O. Box 300 Princeton, N.J. 08543-0300. DO NOT EDIT OR ALTER REPRINTS • REPRODUCTIONS NOT PERMITTED
DOWJONES

Terms and Conditions

This Website http://www.enhancesteaknshake.com (the “Site”), sponsored by The Lion Fund, L.P., Western Sizzlin Corp., and Western Acquisitions L.P. (together, the “Sponsor”), is for informational purposes only.  You may use the Site for non-commercial, lawful purposes only.  Your access to and use of the Site is subject to and governed by the Terms and Conditions set forth below.  By accessing and browsing the Site, you accept, without limitation or qualification, and agree to be bound by, the Terms and Conditions set forth below and all applicable laws.

Nothing on this Site is intended to be, nor should it be construed or used as, investment, tax, legal or financial advice, a recommendation whether or how to vote any proxy or any other kind of recommendation, an opinion of the appropriateness of any security or investment, nor intended to be an offer, or the solicitation of any offer, to buy or sell any security or investment.  The Sponsor is not soliciting any action based upon the Site, is not responsible for any decision by any shareholder and the Site should not be construed as a solicitation to procure, withhold or revoke any proxy.

Terms and Conditions

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2.  While the Sponsor endeavors to ensure that only accurate and up to date information is on the Site, the Sponsor makes no warranties or representations as to the accuracy of any of the posted information.  The Sponsor assumes no liability or responsibility for any errors or omissions in the content of the Site.

3.  The Site is provided “AS IS.”  The Sponsor does not make any representations or warranties, whether express or implied, regarding or relating to the Site or any associated hardware or software, including the content or operations of either.

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11.  The Sponsor knows that the privacy of your personal information is important to you. Therefore, the Sponsor has established a Privacy Policy governing the use of this information, which is located at http://www.enhancesteaknshake.com/privacy.html and is part of this Agreement.

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12.  The Sponsor owns, protects and enforces copyrights in its own creative material and respects the copyright properties of others.  Materials may be made available on or via the Site by third parties not within the control of the Sponsor.  It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act (“DMCA”), the Sponsor will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content in issue, including, where applicable, removing, or disabling access to material claimed to be infringing or by removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Sponsor has designated Sardar Biglari, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is: Sardar Biglari, 9311 San Pedro Avenue, Suite 1440, San Antonio, Texas 78216, Tel: (210) 344-3400, Email: info@enhancesteaknshake.com.

Copyright © 2007 The Lion Fund, L.P. / Western Sizzlin Corp. / Western Acquisitions L.P. All rights reserved.  The Site is the property of The Lion Fund, L.P., Western Sizzlin Corp. and Western Acquisitions L.P., and is protected by United States and international copyright, trademark, and other applicable laws.  This includes the content, appearance, and design of the Site, as well as the trademarks, product names, graphics, logos, service names, slogans, colors, and designs.

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Privacy Statement

Our Commitment to Privacy.

The sponsors of this website, http://www.enahncesteaknshake.com (the “Site”), are The Lion Fund, L.P., Western Sizzlin Corp. and Western Acquisitions L.P. (together, the “Sponsor”). We respect and value your privacy.  This statement outlines our privacy policies (the “Privacy Policy”) which is designed to assist you in understanding how we collect, use and safeguard information you provide to us or we collect and to assist you in making informed decisions when using the Site. The core of our Privacy Policy is this: We will not release, sell, rent, or trade your Personal Information (as defined below) to any third party without your permission, except when we believe in good faith that the law requires it, or to protect our own rights and properties.

We want you to feel safe and comfortable when you use the Site, and we are dedicated to developing and upholding high standards for protecting your privacy and securing your Personal Information. You should read and familiarize yourself with this Privacy Policy and with our Terms and Conditions. When you use the Site, you agree to abide by these terms.

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When you visit any website you may provide two types of information: personal information you knowingly choose to disclose that is collected on an individual basis, and website use information collected on an aggregate basis as you browse the website.

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In order to allow you to send us any comments you may have or to request printed copies of documents posted on the Site, we ask you to provide certain personal information consisting of your name, e-mail address, telephone number, company, mailing address, whether you are a shareholder of The Steak n Shake Co. and your comments (the “Personal Information”).  We do not share or otherwise disclose any Personal Information except as otherwise set forth herein.  Only the staff and authorized agents of the Sponsor have access to the Personal Information.  We do not knowingly lease, rent, or sell the Personal Information we collect. People who affirmatively submit their contact information through the Site may be contacted by or receive information from us or our authorized agents.  We may also compile and maintain lists of Personal Information affirmatively provided through the Site.

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Your Consent.

By using the Site you consent to our collection and use of your Personal Information as described in this Privacy Policy.  We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page.  We suggest you check this page occasionally for updates.

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Contacting Us.

If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact:

The Lion Fund, L.P.
9311 San Pedro Avenue, Suite 1440
San Antonio, Texas 78216
Tel: (210) 344-3400
Email: info@enhancesteaknshake.com

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CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

THIS COMMUNICATION IS NOT A SOLICITATION OF A PROXY WHICH MAY BE DONE ONLY PURSUANT TO A DEFINITIVE PROXY STATEMENT. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE LION FUND, L.P. ("LION FUND"), BIGLARI CAPITAL CORP. ("BCC"), WESTERN SIZZLIN CORP. ("WSC"), WESTERN ACQUISITIONS L.P. ("WAL"), WESTERN INVESTMENTS, INC. ("WII"), SARDAR BIGLARI AND PHILIP L. COOLEY, FROM THE STOCKHOLDERS OF THE STEAK N SHAKE COMPANY, FOR USE AT ITS NEXT ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE STEAK N SHAKE COMPANY AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS WILL BE PROVIDED WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO OUR PROXY SOLICITOR, MORROW & CO., INC. AT ITS TOLL-FREE NUMBER (800) 607-0088. THE PARTICIPANTS IN THE PROXY SOLICITATION ARE ANTICIPATED TO BE LION FUND, BCC, WSC, WAL, WII, SARDAR BIGLARI AND PHILIP L. COOLEY (THE "PARTICIPANTS"). INFORMATION REGARDING THE PARTICIPANTS, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE SCHEDULE 13D FILED BY THEM WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 17, 2007 WITH RESPECT TO THE STEAK N SHAKE COMPANY, AS AMENDED. THAT SCHEDULE 13D, AS AMENDED, IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. AS OF SEPTEMBER 28, 2007, EACH OF THE PARTICIPANTS MAY BE DEEMED TO BENEFICIALLY OWN 2,071,945 SHARES OF COMMON STOCK OF THE STEAK N SHAKE COMPANY, CONSISTING OF THE FOLLOWING: (1) 929,200 SHARES HELD DIRECTLY BY LION FUND AND 20,000 SHARES UNDERLYING AMERICAN-STYLE CALL OPTIONS HELD DIRECLTY BY LION FUND, (2) 561,100 SHARES UNDERLYING AMERICAN-STYLE CALL OPTIONS HELD DIRECLTY BY WSC, (3) 555,345 SHARES HELD DIRECTLY BY WAL, (4) 4,300  SHARES HELD DIRECTLY BY PHILIP L. COOLEY, (5) 2,000  SHARES HELD DIRECTLY BY PHILIP L. COOLEY'S SPOUSE. EACH OF THE PARTICIPANTS DISCLAIMS BENEFICIAL OWNERSHIP OF SUCH SHARES EXCEPT TO THE EXTENT OF HIS/ITS PECUNIARY INTEREST THEREIN.